Supplement Dated February 25, 2026

To The Prospectus Dated April 28, 2025, as amended

JNL Series Trust

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Please note that the following changes may impact your variable annuity and/or variable life product(s).

Effective April 27, 2026, the JNL/ClearBridge Large Cap Growth Fund’s (the “Fund”) investment objective and investment strategy will change, the Fund’s sub-adviser, ClearBridge Investments, LLC will be replaced with two new sub-advisers, FIAM LLC and J.P. Morgan Investment Management Inc., and the Fund’s name will change to the JNL/Fidelity Institutional AM® & JPMorgan Large Cap Growth Fund. In connection with these changes, effective April 27, 2026, the JNL/Fidelity Institutional AM® & JPMorgan Large Cap Growth Fund, under normal circumstances, will invest at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in equity securities or other equity investments with large market capitalizations. Large-capitalization companies are those companies with market capitalizations similar to companies in the Morningstar® US Target Market Exposure IndexSM.

This Supplement is dated February 25, 2026.